Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Golfsmith International Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Virginia Bunte, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Virginia Bunte
Name: Virginia Bunte
Title: Chief Financial Officer
Date: April 1, 2005